EXHIBIT 10.2



                                        Franklin , Indiana        April 22, 2005
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PROPOSITION                             J. Andrew Woods, Seller
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                                        Mutual Savings Bank, Purchaser

     The undersigned, hereinafter called purchaser, having inspected the premises and relying entirely for its condition upon his own examination hereby agrees to purchase from the owner through you as his broker the property known as 72 East Jefferson Street located in the City of Franklin County of Johnson State of Indiana. Purchaser hereby further agrees to pay for said property the sum of Two Hundred Fifteen Thousand and no/100 ($215,000.00) Dollars upon the following terms and or conditions, viz:

     - inspection of real estate (mechanical, electrical, plumbing, roof, etc.) at purchasers expense

     - a satisfactory review by purchaser's architect that ground level floor is consistent with that of purchaser's adjacent property

     - satisfaction by purchaser that no environmental issues exist at subject property

     - all internal furnishings: (furniture and pictures) remain the property of the seller and are not included in this transaction

     -    closing costs to be paid by purchaser

All risk of loss shall be borne by Seller until time of transfer of title Purchaser to have complete possession 30 days after closing.

Rents, if any, to be prorated to date of closing. Insurance to be (prorated) (cancelled) at date of closing.

Interest on encumbrances assumed by the buyer to be prorated to date of closing.

Taxes on said real estate shall be handled in accordance with paragraph #2 as hereinafter set forth:

No. 1 Purchaser will assume and agree to pay all installments of taxes on said real estate beginning with the installment due and payable in _______________, 19____, and all installments subsequent thereto.

No. 2 All taxes assessed for any prior calendar year and remaining unpaid, shall be paid by seller, and all taxes assessed for the current calendar year shall be prorated between seller and buyer on a calendar-year basis as of the day immediately prior to the date of closing this transaction. If the tax rate for taxes assessed in the current year has not been determined at the closing of the transaction, said rate to be assumed to be the same as the prior year for the purpose of such proration.

Purchaser  will  assume  and  agree  to  pay  all   assessments   for  municipal
improvements which are completed after date of this Proposition.

Purchaser shall be furnished, at seller's expense a complete and merchantable abstract of title to date as quickly as the same can be prepared, said abstract to show a merchantable or insurable title to said real estate in the name of the grantors who will execute a general warranty deed conveying said real estate in the same condition as it now is, ordinary wear and tear excepted, free and clear of all liens and encumbrances except as stated herein and subject to restrictions and easements of record, if any. If said abstract fails to show a merchantable title, or if there is no abstract of title to said real estate, then in either of those events purchaser shall be furnished, at seller's expense, an owner's policy of title insurance. Provided, however, that in the event this proposition provides for a conditional sale of said real estate, seller will execute to buyer a conditional sales contract upon standard form. All other terms of this paragraph to remain the same.

This transaction is to be closed within 30 days after said abstract showing merchantable title or binder for title insurance is delivered.

This offer is void, if not accepted in writing on or before 12:00 o'clock noon of _________ day of ___________________, 19___.

The above sales price includes all improvements, permanently installed, such as electrical or gas fixtures, heating equipment, hot water heaters, incinerators, window shades, curtain and drapery poles and fixtures, Venetian blinds, storm doors and windows, linoleum, screens, awnings and TV antennas, and all other personal property except as shown above which belong to the above property and are now on the premises or elsewhere. All said items are now or will be at the date of closing fully paid for by seller.

Purchaser deposits herewith One Thousand and no/100 Dollars ($1,000.00) as earnest money to apply upon the cash payment provided herein with the understanding that said deposit shall be returned to purchaser promptly in the event this Proposition is not accepted. In the event this Proposition is accepted, and purchaser shall, without legal cause, fail or refuse to complete the purchase of said real estate in accordance with the terms and conditions hereof, said earnest money deposit shall be forfeited by the undersigned as and for liquidated damages for purchaser's failure so to perform.

It is expressly agreed that all terms and conditions are included herein and no verbal agreements of any kind shall be binding or recognized.

                                          Mutual Savings Bank
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                                    By: /s/ Robert D. Heuchan
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                                        Robert D. Heuchan, President Purchaser.


     $______________________,   Indiana  _______________,   19____  RECEIVED  OF
_______________________________     Earnest     Money     in    the    sum    of
_______________________________($________________   )  Dollars  to  be  applied,
refunded or forfeited, as provided in Proposition submitted herewith for the purchase of real estate located: _______________________________________ ,


                                        __________________________   R.E. Broker
                                     By:
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

As the owner of the property described herein ______ hereby accept this proposition this _____ day of ____________, 19___

and ___________________ agree to pay to ________________________________________
Real  Estate  Broker  the  sum  of   ___________________________________________
($______________) Dollars commission for services rendered in this transaction.



                                         /s/ J. Andrew Woods
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                                         J. Andrew Woods






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                                   PROPOSITION

                                     BETWEEN


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                                       AND

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                                    PROPERTY

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                          Date __________________ 19___





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                                 LEGAL FORMS BY
                                   STATIONERS
                                  INCORPORATED
                             36 N. PENNSYLVANIA ST.
                                  INDIANAPOLIS
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